EXHIBIT 10.3

David F. Belkowitz • Richmond Office
(804) 771-9546 • dbelkowitz@hf-law.com
Federal Reserve Bank Building 701 East Byrd Street Richmond, VA 23219 Telephone: 804-771-9500 Facsimile: 804-644-0957 Mailing Address: Post Office Box 500 Richmond, VA 23218-0500	Fredericksburg Office: 725 Jackson Street, Suite 200 Fredericksburg, VA 22401-5720 Phone: 540-372-3515 Fax: 540-372-3941 www.hf-law.com
ATTORNEYS AT LAW
May 12, 2006
VIA FACSIMILE – 972-644-2411
TR Walker Ranch Partners, Ltd.
c/o Thompson Realty Corporation
2505 N. Plano Road, Suite 3000
Richardson, Texas 75082
Attn: W. T. Field.

Re:	Contract of Sale Between TR Walker Ranch Partners, Ltd., a Texas limited partnership, as seller and Triple Net Properties, LLC, a Virginia limited liability company, as purchaser
Dear Mr. Field:
     On behalf of our client, Triple Net Properties, LLC, the purchaser under the captioned contract, I hereby request a two week extension of the Feasibility Period to May 26, 2006. If this extension is acceptable, please sign below.
Very truly yours,
David F. Belkowitz
AGREED TO:
TR WALKER RANCH PARTNERS, LTD.

By:	TRDC Walker Partners, Ltd.,
General Partner

	By:	Thompson Realty Development Corporation, General Partner

By:

Its:

/bh
cc: Mr. Gus Remppies